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                        PREMIER ACCUMULATION LIFE-R-
              SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1998
                      SUPPLEMENT DATED OCTOBER 7, 1998

THE FOLLOWING SUPPLEMENTAL INFORMATION IS ADDED UNDER THE HEADING "POLICY LOANS" ON PAGE 14 OF THE PREMIER ACCUMULATION LIFE-R- PROSPECTUS:

     For Texas contracts only, the loan value is the Cash Surrender Value of the policy, less the amount required to keep the policy in force for 3 months, less interest on the loan to the next Policy Anniversary.